Exhibit 31.4

CERTIFICATION PURSUANT TO

RULE 13a-14(a) AND 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Catherine Dunleavy, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Olaplex Holdings, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	By:	/s/ Catherine Dunleavy
Catherine Dunleavy
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer)